Exhibit 99-B.13 SCHEDULE FOR COMPUTATION OF TOTAL RETURN CALCULATIONS

Total Return Calculation (Standardized)

The standardized rate represents fund performance for the most recent 1-year, 5-year and 10-year periods. The "1-year rate" represents fund performance for the period January 1, 2002 through December 31, 2002; the "5-year rate" is for the period January 1, 1998 through December 31, 2002; the "10-year rate" is for the period January 1, 1993 through December 31, 2002. "Since inception" figures assume the redemption on December 31, 2002 of values attributable to a $1,000 payment made on the date contributions were first received in the fund under the separate account.

The formula used in the computation of the total return calculation is as follows:
Formula
P(1+T)[n] = ERV
P T n ERV

= a hypothetical initial payment of $1,000
= average annual total return
= number of years
= ending redeemable value at the end of 1, 5, or 10 year periods (or a fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods

The Total Returns reflect the deduction of all recurring charges during each period (e.g., mortality and expense risk charges and administrative expense charges).

Total Return Calculation (Non-Standardized)

The non-standardized rate represents fund performance for the most recent 1-year, 3-year, 5-year and 10-year periods. The "1-year rate" represents fund performance for the period January 1, 2002 through December 31, 2002; the "3-year rate" is for the period January 1, 2000 through December 31, 2002; the "5-year rate" is for the period January 1, 1998 through December 31, 2002; the "10-year rate" is for the period January 1, 1993 through December 31, 2002.

The non-standardized figures will be calculated in a manner similar to the one discussed above for the standardized figures, except that non-standardized figures will not reflect the deduction of any applicable early withdrawal charge (which would decrease the level of performance shown if reflected in these calculations), and the "Since inception" figures assume the redemption on December 31, 2002 of values attributable to a $1,000 payment made on the inception dates of the funds.

For an illustration of the Computation of the Total Return Quotations, both Standardized and Non-Standardized, see attached.

Fund Name	Separate Account	Maintenance Fee	As of Date
AIM V.I. Capital Appreciation Fund - Series I	C	$0.00	12/31/2002
AIM V.I. Core Equity Fund - Series I	C	$0.00	12/31/2002
Calvert Social Balanced Portfolio	C	$0.00	12/31/2002
Fidelity® VIP Contrafund® Portfolio - Initial Class	C	$0.00	12/31/2002
Fidelity® VIP Equity-Income Portfolio - Initial Class	C	$0.00	12/31/2002
Fidelity® VIP Growth Portfolio - Initial Class	C	$0.00	12/31/2002
Franklin Small Cap Value Securities Fund - Class 2	C	$0.00	12/31/2002
ING Alger Aggressive Growth Portfolio - Service Class	C	$0.00	12/31/2002
ING Alger Growth Portfolio - Service Class	C	$0.00	12/31/2002
ING American Century Small Cap Value Portfolio - Service Class	C	$0.00	12/31/2002
ING Baron Small Cap Growth Portfolio - Service Class	C	$0.00	12/31/2002
ING DSI Enhanced Index Portfolio - Service Class	C	$0.00	12/31/2002
ING Goldman Sachs® Capital Growth Portfolio - Service Class	C	$0.00	12/31/2002
ING JPMorgan Fleming International Portfolio - Initial Class	C	$0.00	12/31/2002
ING JPMorgan Mid Cap Value Portfolio - Service Class	C	$0.00	12/31/2002
ING MFS Capital Opportunities Portfolio - Initial Class	C	$0.00	12/31/2002
ING MFS Global Growth Portfolio - Service Class	C	$0.00	12/31/2002
ING MFS Research Equity Portfolio - Initial Class	C	$0.00	12/31/2002
ING OpCap Balanced Value Portfolio - Service Class	C	$0.00	12/31/2002
ING PIMCO Total Return Portfolio - Service Class	C	$0.00	12/31/2002
ING Salomon Brothers Aggressive Growth Portfolio - Initial Class	C	$0.00	12/31/2002
ING Salomon Brothers Fundamental Value Portfolio - Service Class	C	$0.00	12/31/2002
ING Salomon Brothers Investors Value Portfolio - Service Class	C	$0.00	12/31/2002
ING T. Rowe Price Growth Equity Portfolio - Initial Class	C	$0.00	12/31/2002
ING UBS Tactical Asset Allocation Portfolio - Service Class	C	$0.00	12/31/2002
ING Van Kampen Comstock Portfolio - Service Class	C	$0.00	12/31/2002
ING VP Balanced Portfolio, Inc. - Class R	C	$0.00	12/31/2002
ING VP Bond Portfolio - Class R	C	$0.00	12/31/2002
ING VP Growth and Income Portfolio - Class R	C	$0.00	12/31/2002
ING VP Growth Portfolio - Class R	C	$0.00	12/31/2002
ING VP Index Plus LargeCap Portfolio - Class R	C	$0.00	12/31/2002
ING VP Index Plus MidCap Portfolio - Class R	C	$0.00	12/31/2002
ING VP Index Plus SmallCap Portfolio - Class R	C	$0.00	12/31/2002
ING VP International Equity Portfolio - Class R	C	$0.00	12/31/2002
ING VP International Value Portfolio - Class R	C	$0.00	12/31/2002
ING VP MagnaCap Portfolio - Class R	C	$0.00	12/31/2002
ING VP Money Market Portfolio - Class R	C	$0.00	12/31/2002
ING VP Small Company Portfolio - Class R	C	$0.00	12/31/2002
ING VP Strategic Allocation Balanced Portfolio - Class R	C	$0.00	12/31/2002
ING VP Strategic Allocation Growth Portfolio - Class R	C	$0.00	12/31/2002
ING VP Strategic Allocation Income Portfolio - Class R	C	$0.00	12/31/2002
ING VP Value Opportunity Portfolio - Class R	C	$0.00	12/31/2002
Janus Aspen Balanced Portfolio - Institutional Shares	C	$0.00	12/31/2002
Janus Aspen Flexible Income Portfolio - Institutional Shares	C	$0.00	12/31/2002
Janus Aspen Growth Portfolio - Institutional Shares	C	$0.00	12/31/2002
Janus Aspen Worldwide Growth Portfolio - Institutional Shares	C	$0.00	12/31/2002
Lord Abbett Growth and Income Portfolio - Class VC	C	$0.00	12/31/2002
Lord Abbett Mid-Cap Value Portfolio - Class VC	C	$0.00	12/31/2002
Oppenheimer Global Securities Fund/VA	C	$0.00	12/31/2002
Oppenheimer Strategic Bond Fund/VA	C	$0.00	12/31/2002
Pioneer Equity Income VCT Portfolio - Class I	C	$0.00	12/31/2002
Pioneer Fund VCT Portfolio - Class I	C	$0.00	12/31/2002
Pioneer Mid Cap Value VCT Portfolio - Class I	C	$0.00	12/31/2002

Fund Name	One Year AUV% - Fund Inc Date	Three Year AUV% - Fund Inc Date	Five Year AUV% - Fund Inc Date	Ten Year AUV% - Fund Inc Date	Inception Year AUV% - Fund Inc Date
AIM V.I. Capital Appreciation Fund - Series I	(25.48%)	(20.94%)	(3.71%)		5.73%
AIM V.I. Core Equity Fund - Series I	(16.84%)	(18.97%)	(2.41%)		6.26%
Calvert Social Balanced Portfolio	(13.46%)	(8.86%)	(0.84%)	5.02%
Fidelity® VIP Contrafund® Portfolio - Initial Class	(10.70%)	(10.78%)	2.16%		10.60%
Fidelity® VIP Equity-Income Portfolio - Initial Class	(18.19%)	(6.47%)	(1.18%)	8.16%
Fidelity® VIP Growth Portfolio - Initial Class	(31.15%)	(21.17%)	(1.84%)	6.82%
Franklin Small Cap Value Securities Fund - Class 2	(10.62%)	7.27%			(1.08%)
ING Alger Aggressive Growth Portfolio - Service Class	(31.22%)				(29.32%)
ING Alger Growth Portfolio - Service Class	(34.10%)				(33.09%)
ING American Century Small Cap Value Portfolio - Service Class					(19.30%)
ING Baron Small Cap Growth Portfolio - Service Class					(13.28%)
ING DSI Enhanced Index Portfolio - Service Class	(24.05%)				(23.59%)
ING Goldman Sachs® Capital Growth Portfolio - Service Class	(25.96%)				(25.37%)
ING JPMorgan Fleming International Portfolio - Initial Class	(19.30%)	(22.80%)	(3.37%)		(3.04%)
ING JPMorgan Mid Cap Value Portfolio - Service Class					(8.46%)
ING MFS Capital Opportunities Portfolio - Initial Class	(31.21%)	(22.05%)	(2.82%)		(2.53%)
ING MFS Global Growth Portfolio - Service Class					(16.94%)
ING MFS Research Equity Portfolio - Initial Class	(26.01%)	(18.44%)	(4.29%)		(4.58%)
ING OpCap Balanced Value Portfolio - Service Class	(22.41%)				(22.29%)
ING PIMCO Total Return Portfolio - Service Class					7.00%
ING Salomon Brothers Aggressive Growth Portfolio - Initial Class	(36.27%)	(30.94%)	(8.96%)		(9.04%)
ING Salomon Brothers Fundamental Value Portfolio - Service Class	(25.74%)				(23.92%)
ING Salomon Brothers Investors Value Portfolio - Service Class	(23.99%)				(23.02%)
ING T. Rowe Price Growth Equity Portfolio - Initial Class	(24.44%)	(13.02%)	(0.06%)		0.31%
ING UBS Tactical Asset Allocation Portfolio - Service Class	(24.27%)				(23.86%)
ING Van Kampen Comstock Portfolio - Service Class					(17.06%)
ING VP Balanced Portfolio, Inc. - Class R	(11.64%)	(6.53%)	1.04%	6.74%
ING VP Bond Portfolio - Class R	6.72%	7.28%	5.16%	5.26%
ING VP Growth and Income Portfolio - Class R	(26.11%)	(19.54%)	(7.43%)	3.60%
ING VP Growth Portfolio - Class R	(30.00%)	(24.16%)	(4.69%)		0.75%
ING VP Index Plus LargeCap Portfolio - Class R	(22.70%)	(16.27%)	(1.40%)		4.79%
ING VP Index Plus MidCap Portfolio - Class R	(13.40%)	(0.19%)	6.79%		7.45%
ING VP Index Plus SmallCap Portfolio - Class R	(14.50%)	(2.28%)	(0.21%)		0.62%
ING VP International Equity Portfolio - Class R	(27.77%)	(24.81%)	(5.78%)		(5.26%)
ING VP International Value Portfolio - Class R	(16.71%)	(9.66%)	4.68%		4.46%
ING VP MagnaCap Portfolio - Class R	(23.90%)				(13.69%)
ING VP Money Market Portfolio - Class R	0.11%	2.41%	2.93%	3.10%
ING VP Small Company Portfolio - Class R	(24.37%)	(6.61%)	0.90%		5.78%
ING VP Strategic Allocation Balanced Portfolio - Class R	(10.89%)	(6.87%)	(1.76%)		4.04%
ING VP Strategic Allocation Growth Portfolio - Class R	(15.04%)	(10.19%)	(3.46%)		3.80%
ING VP Strategic Allocation Income Portfolio - Class R	(5.77%)	(2.19%)	0.79%		4.78%
ING VP Value Opportunity Portfolio - Class R	(27.07%)	(11.00%)	0.02%		5.76%
Janus Aspen Balanced Portfolio - Institutional Shares	(7.84%)	(5.90%)	6.60%		10.21%
Janus Aspen Flexible Income Portfolio - Institutional Shares	8.83%	6.53%	5.40%		6.77%
Janus Aspen Growth Portfolio - Institutional Shares	(27.61%)	(23.27%)	(3.05%)		5.30%
Janus Aspen Worldwide Growth Portfolio - Institutional Shares	(26.61%)	(22.48%)	(0.85%)		8.75%
Lord Abbett Growth and Income Portfolio - Class VC	(11.13%)	12.43%			10.66%
Lord Abbett Mid-Cap Value Portfolio - Class VC	(19.26%)	(5.41%)	1.59%	8.64%
Oppenheimer Global Securities Fund/VA	(23.30%)	(11.72%)	3.84%	10.25%
Oppenheimer Strategic Bond Fund/VA	5.84%	3.39%	2.56%		4.22%
Pioneer Equity Income VCT Portfolio - Class I	(17.07%)	(4.90%)	0.57%		8.53%
Pioneer Fund VCT Portfolio - Class I	(20.24%)	(11.27%)	(0.19%)		0.80%
Pioneer Mid Cap Value VCT Portfolio - Class I	(12.53%)	2.18%	2.37%		7.87%

Fund Name	One Year Product% - w/DSC-SA Inc Date	Five Year Product% - w/DSC-SA Inc Date	Ten Year Product% - w/DSC-SA Inc Date	Inception Year Product% - w/DSC-SA Inc Date
AIM V.I. Capital Appreciation Fund - Series I	(29.96%)			(10.63%)
AIM V.I. Core Equity Fund - Series I	(21.83%)			(12.27%)
Calvert Social Balanced Portfolio	(18.65%)	(1.24%)	5.02%
Fidelity® VIP Contrafund® Portfolio - Initial Class	(16.06%)	1.75%		8.97%
Fidelity® VIP Equity-Income Portfolio - Initial Class	(23.09%)	(1.58%)		7.48%
Fidelity® VIP Growth Portfolio - Initial Class	(35.28%)	(2.24%)		6.66%
Franklin Small Cap Value Securities Fund - Class 2	(15.98%)			(9.88%)
ING Alger Aggressive Growth Portfolio - Service Class				(29.41%)
ING Alger Growth Portfolio - Service Class				(28.85%)
ING American Century Small Cap Value Portfolio - Service Class				(25.91%)
ING Baron Small Cap Growth Portfolio - Service Class				(19.35%)
ING DSI Enhanced Index Portfolio - Service Class				(25.50%)
ING Goldman Sachs® Capital Growth Portfolio - Service Class				(25.41%)
ING JPMorgan Fleming International Portfolio - Initial Class	(24.14%)	(3.76%)		(3.46%)
ING JPMorgan Mid Cap Value Portfolio - Service Class				(15.37%)
ING MFS Capital Opportunities Portfolio - Initial Class	(35.33%)	(3.21%)		(2.89%)
ING MFS Global Growth Portfolio - Service Class				(23.21%)
ING MFS Research Equity Portfolio - Initial Class	(30.45%)	(4.67%)		(4.96%)
ING OpCap Balanced Value Portfolio - Service Class				(21.46%)
ING PIMCO Total Return Portfolio - Service Class				(0.49%)
ING Salomon Brothers Aggressive Growth Portfolio - Initial Class	(40.10%)	(9.33%)		(9.40%)
ING Salomon Brothers Fundamental Value Portfolio - Service Class				(28.39%)
ING Salomon Brothers Investors Value Portfolio - Service Class				(24.86%)
ING T. Rowe Price Growth Equity Portfolio - Initial Class	(28.97%)	(0.47%)		(0.07%)
ING UBS Tactical Asset Allocation Portfolio - Service Class				(25.57%)
ING Van Kampen Comstock Portfolio - Service Class				(22.15%)
ING VP Balanced Portfolio, Inc. - Class R	(16.95%)	0.63%	6.74%
ING VP Bond Portfolio - Class R	0.32%	4.74%	5.26%
ING VP Growth and Income Portfolio - Class R	(30.54%)	(7.81%)	3.60%
ING VP Growth Portfolio - Class R	(34.20%)	(5.07%)		(1.56%)
ING VP Index Plus LargeCap Portfolio - Class R	(27.34%)	(1.80%)		3.98%
ING VP Index Plus MidCap Portfolio - Class R	(18.60%)			3.69%
ING VP Index Plus SmallCap Portfolio - Class R	(19.63%)			(2.95%)
ING VP International Equity Portfolio - Class R	(32.11%)			(10.75%)
ING VP International Value Portfolio - Class R	(21.71%)			(17.52%)
ING VP MagnaCap Portfolio - Class R				(28.67%)
ING VP Money Market Portfolio - Class R	(5.90%)	2.51%	3.10%
ING VP Small Company Portfolio - Class R	(28.91%)	0.49%		3.84%
ING VP Strategic Allocation Balanced Portfolio - Class R	(16.23%)	(2.16%)		4.04%
ING VP Strategic Allocation Growth Portfolio - Class R	(20.14%)	(3.85%)		3.80%
ING VP Strategic Allocation Income Portfolio - Class R	(11.42%)	0.38%		4.78%
ING VP Value Opportunity Portfolio - Class R	(31.44%)	(0.38%)		3.06%
Janus Aspen Balanced Portfolio - Institutional Shares	(13.37%)	6.17%		10.38%
Janus Aspen Flexible Income Portfolio - Institutional Shares	2.30%	4.97%		7.88%
Janus Aspen Growth Portfolio - Institutional Shares	(31.95%)	(3.44%)		4.29%
Janus Aspen Worldwide Growth Portfolio - Institutional Shares	(31.02%)	(1.25%)		7.85%
Lord Abbett Growth and Income Portfolio - Class VC	(16.46%)			(9.46%)
Lord Abbett Mid-Cap Value Portfolio - Class VC	(24.10%)			(11.57%)
Oppenheimer Global Securities Fund/VA	(27.90%)			0.72%
Oppenheimer Strategic Bond Fund/VA	(0.51%)			1.49%
Pioneer Equity Income VCT Portfolio - Class I	(22.05%)			(17.22%)
Pioneer Fund VCT Portfolio - Class I	(25.02%)			(13.53%)
Pioneer Mid Cap Value VCT Portfolio - Class I	(17.78%)			(12.05%)

Fund Name	Separate Account Inception Date	Sep Acct Charge	Free Out	DSC Method
AIM V.I. Capital Appreciation Fund - Series I	05/07/1999	.0150	0	C
AIM V.I. Core Equity Fund - Series I	05/10/1999	.0150	0	C
Calvert Social Balanced Portfolio	05/31/1989	.0150	0	C
Fidelity® VIP Contrafund® Portfolio - Initial Class	05/31/1995	.0150	0	C
Fidelity® VIP Equity-Income Portfolio - Initial Class	05/31/1994	.0150	0	C
Fidelity® VIP Growth Portfolio - Initial Class	05/31/1994	.0150	0	C
Franklin Small Cap Value Securities Fund - Class 2	08/31/2001	.0150	0	C
ING Alger Aggressive Growth Portfolio - Service Class	05/07/2002	.0150	0	C
ING Alger Growth Portfolio - Service Class	05/07/2002	.0150	0	C
ING American Century Small Cap Value Portfolio - Service Class	05/02/2002	.0150	0	C
ING Baron Small Cap Growth Portfolio - Service Class	05/01/2002	.0150	0	C
ING DSI Enhanced Index Portfolio - Service Class	05/15/2002	.0150	0	C
ING Goldman Sachs® Capital Growth Portfolio - Service Class	05/16/2002	.0150	0	C
ING JPMorgan Fleming International Portfolio - Initial Class	11/28/1997	.0150	0	C
ING JPMorgan Mid Cap Value Portfolio - Service Class	05/03/2002	.0150	0	C
ING MFS Capital Opportunities Portfolio - Initial Class	11/28/1997	.0150	0	C
ING MFS Global Growth Portfolio - Service Class	05/03/2002	.0150	0	C
ING MFS Research Equity Portfolio - Initial Class	11/28/1997	.0150	0	C
ING OpCap Balanced Value Portfolio - Service Class	05/23/2002	.0150	0	C
ING PIMCO Total Return Portfolio - Service Class	05/03/2002	.0150	0	C
ING Salomon Brothers Aggressive Growth Portfolio - Initial Class	11/28/1997	.0150	0	C
ING Salomon Brothers Fundamental Value Portfolio - Service Class	05/21/2002	.0150	0	C
ING Salomon Brothers Investors Value Portfolio - Service Class	05/07/2002	.0150	0	C
ING T. Rowe Price Growth Equity Portfolio - Initial Class	11/28/1997	.0150	0	C
ING UBS Tactical Asset Allocation Portfolio - Service Class	05/15/2002	.0150	0	C
ING Van Kampen Comstock Portfolio - Service Class	05/06/2002	.0150	0	C
ING VP Balanced Portfolio, Inc. - Class R	04/03/1989	.0150	0	C
ING VP Bond Portfolio - Class R	05/31/1978	.0150	0	C
ING VP Growth and Income Portfolio - Class R	05/01/1975	.0150	0	C
ING VP Growth Portfolio - Class R	05/30/1997	.0150	0	C
ING VP Index Plus LargeCap Portfolio - Class R	10/31/1996	.0150	0	C
ING VP Index Plus MidCap Portfolio - Class R	05/04/1998	.0150	0	C
ING VP Index Plus SmallCap Portfolio - Class R	05/04/1998	.0150	0	C
ING VP International Equity Portfolio - Class R	05/04/1998	.0150	0	C
ING VP International Value Portfolio - Class R	07/26/2001	.0150	0	C
ING VP MagnaCap Portfolio - Class R	05/03/2002	.0150	0	C
ING VP Money Market Portfolio - Class R	09/30/1975	.0150	0	C
ING VP Small Company Portfolio - Class R	05/30/1997	.0150	0	C
ING VP Strategic Allocation Balanced Portfolio - Class R	07/05/1995	.0150	0	C
ING VP Strategic Allocation Growth Portfolio - Class R	07/05/1995	.0150	0	C
ING VP Strategic Allocation Income Portfolio - Class R	07/05/1995	.0150	0	C
ING VP Value Opportunity Portfolio - Class R	05/30/1997	.0150	0	C
Janus Aspen Balanced Portfolio - Institutional Shares	06/30/1995	.0150	0	C
Janus Aspen Flexible Income Portfolio - Institutional Shares	10/31/1994	.0150	0	C
Janus Aspen Growth Portfolio - Institutional Shares	06/30/1995	.0150	0	C
Janus Aspen Worldwide Growth Portfolio - Institutional Shares	05/31/1995	.0150	0	C
Lord Abbett Growth and Income Portfolio - Class VC	07/26/2001	.0150	0	C
Lord Abbett Mid-Cap Value Portfolio - Class VC	09/17/2001	.0150	0	C
Oppenheimer Global Securities Fund/VA	05/04/1998	.0150	0	C
Oppenheimer Strategic Bond Fund/VA	05/07/1998	.0150	0	C
Pioneer Equity Income VCT Portfolio - Class I	07/26/2001	.0150	0	C
Pioneer Fund VCT Portfolio - Class I	09/27/2001	.0150	0	C
Pioneer Mid Cap Value VCT Portfolio - Class I	08/09/2001	.0150	0	C

Fund Name	One Year DSC	Three Year DSC	Five Year DSC	Ten Year DSC	Fund Incept. DSC	Sep Acct Incept. DSC
AIM V.I. Capital Appreciation Fund - Series I	0.06	0.04	0.02	0.00	0	0.04
AIM V.I. Core Equity Fund - Series I	0.06	0.04	0.02	0.00	0	0.04
Calvert Social Balanced Portfolio	0.06	0.04	0.02	0.00
Fidelity® VIP Contrafund® Portfolio - Initial Class	0.06	0.04	0.02	0.00	0	0
Fidelity® VIP Equity-Income Portfolio - Initial Class	0.06	0.04	0.02	0.00		0
Fidelity® VIP Growth Portfolio - Initial Class	0.06	0.04	0.02	0.00		0
Franklin Small Cap Value Securities Fund - Class 2	0.06	0.04	0.02	0.00	0.03	0.06
ING Alger Aggressive Growth Portfolio - Service Class	0.06	0.04	0.02	0.00	0.06	0.07
ING Alger Growth Portfolio - Service Class	0.06	0.04	0.02	0.00	0.06	0.07
ING American Century Small Cap Value Portfolio - Service Class	0.06	0.04	0.02	0.00	0.07	0.07
ING Baron Small Cap Growth Portfolio - Service Class	0.06	0.04	0.02	0.00	0.07	0.07
ING DSI Enhanced Index Portfolio - Service Class	0.06	0.04	0.02	0.00	0.06	0.07
ING Goldman Sachs® Capital Growth Portfolio - Service Class	0.06	0.04	0.02	0.00	0.06	0.07
ING JPMorgan Fleming International Portfolio - Initial Class	0.06	0.04	0.02	0.00	0.02	0.02
ING JPMorgan Mid Cap Value Portfolio - Service Class	0.06	0.04	0.02	0.00	0.07	0.07
ING MFS Capital Opportunities Portfolio - Initial Class	0.06	0.04	0.02	0.00	0.02	0.02
ING MFS Global Growth Portfolio - Service Class	0.06	0.04	0.02	0.00	0.07	0.07
ING MFS Research Equity Portfolio - Initial Class	0.06	0.04	0.02	0.00	0.02	0.02
ING OpCap Balanced Value Portfolio - Service Class	0.06	0.04	0.02	0.00	0.06	0.07
ING PIMCO Total Return Portfolio - Service Class	0.06	0.04	0.02	0.00	0.07	0.07
ING Salomon Brothers Aggressive Growth Portfolio - Initial Class	0.06	0.04	0.02	0.00	0.02	0.02
ING Salomon Brothers Fundamental Value Portfolio - Service Class	0.06	0.04	0.02	0.00	0.06	0.07
ING Salomon Brothers Investors Value Portfolio - Service Class	0.06	0.04	0.02	0.00	0.06	0.07
ING T. Rowe Price Growth Equity Portfolio - Initial Class	0.06	0.04	0.02	0.00	0.02	0.02
ING UBS Tactical Asset Allocation Portfolio - Service Class	0.06	0.04	0.02	0.00	0.06	0.07
ING Van Kampen Comstock Portfolio - Service Class	0.06	0.04	0.02	0.00	0.07	0.07
ING VP Balanced Portfolio, Inc. - Class R	0.06	0.04	0.02	0.00
ING VP Bond Portfolio - Class R	0.06	0.04	0.02	0.00
ING VP Growth and Income Portfolio - Class R	0.06	0.04	0.02	0.00
ING VP Growth Portfolio - Class R	0.06	0.04	0.02	0.00	0.01	0.02
ING VP Index Plus LargeCap Portfolio - Class R	0.06	0.04	0.02	0.00	0.01	0.01
ING VP Index Plus MidCap Portfolio - Class R	0.06	0.04	0.02	0.00	0.02	0.03
ING VP Index Plus SmallCap Portfolio - Class R	0.06	0.04	0.02	0.00	0.02	0.03
ING VP International Equity Portfolio - Class R	0.06	0.04	0.02	0.00	0.02	0.03
ING VP International Value Portfolio - Class R	0.06	0.04	0.02	0.00	0.02	0.06
ING VP MagnaCap Portfolio - Class R	0.06	0.04	0.02	0.00	0.05	0.07
ING VP Money Market Portfolio - Class R	0.06	0.04	0.02	0.00
ING VP Small Company Portfolio - Class R	0.06	0.04	0.02	0.00	0.01	0.02
ING VP Strategic Allocation Balanced Portfolio - Class R	0.06	0.04	0.02	0.00	0	0
ING VP Strategic Allocation Growth Portfolio - Class R	0.06	0.04	0.02	0.00	0	0
ING VP Strategic Allocation Income Portfolio - Class R	0.06	0.04	0.02	0.00	0	0
ING VP Value Opportunity Portfolio - Class R	0.06	0.04	0.02	0.00	0.01	0.02
Janus Aspen Balanced Portfolio - Institutional Shares	0.06	0.04	0.02	0.00	0	0
Janus Aspen Flexible Income Portfolio - Institutional Shares	0.06	0.04	0.02	0.00	0	0
Janus Aspen Growth Portfolio - Institutional Shares	0.06	0.04	0.02	0.00	0	0
Janus Aspen Worldwide Growth Portfolio - Institutional Shares	0.06	0.04	0.02	0.00	0	0
Lord Abbett Growth and Income Portfolio - Class VC	0.06	0.04	0.02	0.00	0.04	0.06
Lord Abbett Mid-Cap Value Portfolio - Class VC	0.06	0.04	0.02	0.00		0.06
Oppenheimer Global Securities Fund/VA	0.06	0.04	0.02	0.00		0.03
Oppenheimer Strategic Bond Fund/VA	0.06	0.04	0.02	0.00	0	0.03
Pioneer Equity Income VCT Portfolio - Class I	0.06	0.04	0.02	0.00	0	0.06
Pioneer Fund VCT Portfolio - Class I	0.06	0.04	0.02	0.00	0.02	0.06
Pioneer Mid Cap Value VCT Portfolio - Class I	0.06	0.04	0.02	0.00	0	0.06